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                                                                   EXHIBIT 10.11

                                                                   [LOGO OF CUE]

                            DISTRIBUTION AGREEMENT

This Agreement is made and entered into between CUE Paging Corporation, a Delaware corporation, with its principal offices at 5 Corporate Park, Irvine, California, 92606 ("CUE"), and Skysite Comm. Corp, with its principal place of business at 11500 Sherman Way, North Hollywood, CA 91605 ("Distributor").

Whereas CUE is engaged in the business of providing communication services; and

Whereas Distributors wishes to purchase Airtime and Pagers from CUE to offer paging services.

Now therefore, in consideration of the foregoing and the representations and warranties contained in this Agreement, the parties agree as follows:

1. SERVICE AREA. CUE grants to Distributor the non-exclusive right to purchase Airtime and pagers from CUE for the purpose of providing paging service in the Service Area specified in Schedule "A".

2. REGIONAL PAGING DEFINITION. Regional paging coverage is defined in Schedule "B".

2.1 PAGING DEFINITION. Airtime purchased pursuant to this Agreement may be used only for personal messaging services to CUE pagers and may not be used for data services. Capacity for data services must be purchased pursuant to the CUE Data Distribution Agreement.

3. SERVICE ESTABLISHMENT. Distributor agrees to pay to CUE a fee of $6.00 each time a Distributor activities a pager.

4. SUPPLY OF PAGERS. CUE agrees to supply Distributor with pagers which operate on the CUE Network at prices specified in Schedule "B", F.O.B. Irvine, California.

4.1 PAYMENT FOR PAGERS. Pagers shall be shipped against a letter of credit, check , credit card or C.O.D.

5. PRICES. All prices referred to in this Agreement and the exhibits hereto, are stated in terms of United States Dollars, F.O.B. Irvine, California, USA.

6. SUPPLY OF AIRTIME. CUE agrees to supply Distributor with airtime at prices specified in Schedule "B".

7. PAYMENT FOR AIRTIME. Airtime charges shall be billed monthly in advance and payment shall be due thirty (30) days after the bill is rendered. Interest will accrue at the rate of one and three-quarters percent (1-3/4%) per month (or the maximum permitted by law, whichever is lower) upon any unpaid amounts beginning thirty (30) days after invoice date.

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7.1  If Distributor fails to pay for airtime within the above terms, CUE will cease activation of any new pagers and swaps.

8. PRICE INCREASES. The prices CUE charges for equipment, airtime and other services provided under this Agreement may be increased on 30 days written notice.

9. VOICE MAIL SERVICES. Distributor may purchase the Voice Mail Services described in Schedule "C" on the terms and conditions stated therin.

10. GOVERNMENT REGULATIONS. Services provided under this Agreement by both parties shall be in accordance with all applicable rules and regulations of the Federal Communications Commission and any other applicable Regulatory Commission.

11. SERVICE. Each party shall make reasonable efforts to provide continuous, uninterrupted and errorless services to the other hereunder, but in no event shall the providing party be liable to the receiving party for damages incurred by it or its subscribers on account of any failure to provide such services.

12. NO REPRESENTATION OR WARRANTIES. Distributors shall not make any representation or warranties, either expresses or implied in regard to the nationwide and regional services or pagers provided by CUE hereunder. The nationwide and regional services and/or pagers shall carry only such warranties as shall be provided in writing by CUE. CUE MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NATIONWIDE AND REGIONAL SERVICES OR THE PAGERS PROVIDED HEREUNDER.

13. INDEPENDENT CONTRACTORS. The respective parties hereto are independent contractors and nothing herein shall be deemed to create a relationship of partnership, joint venture, principal and agent or franchisee. This Agreement does not entitle either party to make commitments of any kind for the account of the other party as agent or otherwise or to assume or create any obligations, expressed or implied, on behalf of the other party, or to bind the other party in any respect and each party agrees to and will indemnify and hold the other party harmless in this regard.

14. LIMITATION ON LIABILITY. In no event shall CUE's aggregate liability arising under this Agreement or relating to any services or other subject matter of this Agreement exceed the amount paid by Distributors to CUE under this Agreement regardless of the form of any claim or action asserted against CUE. In no event shall CUE be liable for any consequential, special, indirect or punitive damages, even if CUE has been advised of the possibility thereof.

15. TERMINATION. If Distributor violates any provisions of this Agreement, or fails to perform, any obligations hereunder and if upon being given written notice by CUE of such violations, Distributor does not correct any such violations, within thirty (30) days, CUE will have the right to cancel this Agreement.
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15.1  If CUE violates any provision of this Agreement or fails to perform any obligations hereunder and if upon being given written notice by Distributor of such violations CUE does not correct any such violation within thirty (30) days, then Distributor shall have the right to cancel this Agreement.

15.2 Notwithstanding the above, the Agreement shall automatically terminate, at the option of CUE, if:

      (a) The Distributor becomes insolvent or makes an assignment for the benefit of creditors, or application for, consent to, or sufferance of the appointment of a trustee, receiver or similar officer for a significant portion of their respective property or assets, or commencement of any proceeding by or against either party seeking reorganization, rehabilitation, liquidation or other relief under the bankruptcy, insolvency or similar debtor-relief statutes under the laws of the United States or any state thereof, as now existing or hereafter amended;

      (b) Payment due to CUE for pagers or airtime remains unpaid thirty (30) days after such payment is due;

15.3 Upon termination of this Agreement by Distributor, Distributor shall have the obligation to make payment to CUE for airtime charges, services rendered and equipment furnished by CUE to the Distributor through the date of termination.

15.4 Upon the termination of this Agreement by CUE, CUE may terminate its services. Should CUE terminate its services, in no event shall CUE be liable, either in tort, equity, contract or otherwise, for (i) loss of use, revenue or profits; (ii) costs of capital or of substitute use of performance; (iii) direct, indirect, incidental, special or consequential damages; or (iv) any other loss or claim for any similar types of damages to Distributor's subscribers or to any other third parties.

15.5 In the event a petition for relief in bankruptcy is filed by or against Distributor, Distributor shall pay CUE all post-petition charges according to the terms of this Agreement. If at any time prior to assumption of this Agreement by Distributor pursuant to Section 365 or other applicable provisions of the Bankruptcy Code, Distributor defaults in making any payment when due for post-petition charges, CUE may give notice to Distributor to cure such defaults and to provide assurance of due performance of Distributor's obligations under the terms of this Agreement. Such adequate assurance of due performance shall be the payment by Distributor of a deposit with CUE equal to two months' average charges under this Agreement based on the charges to Distributor in the preceding six (6) months period. Distributor and CUE agree that upon the expiration of fifteen (15) days from the receipt of the notice, if Distributor has not cured such defaults and provided adequate assurance of performance, CUE may suspend and discontinue all administrative activity otherwise provided to Distributor under this Agreement until such time as the defaults are cured and adequate assurance of performance is furnished by Distributor. Distributor further agrees to consent to a Motion for Relief from Stay under 11 U.S.C. 362 to permit CUE to exercise its right of termination hereunder. Distributor and CUE further agree that if Distributor defaults in paying any post-petition charge when due and if the default is not cured within fifteen (15) days from the receipt of the

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     notice, CUE's rights under this Agreement will be adequately protected only by Distributor's curing such defaults and providing adequate assurance of due performance as more fully set forth above. Finally, following assumption of the Agreement by Distributor, CUE shall have all rights and remedies provided by the Agreement.

16. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by certified mail, return receipt requested, or mailed to the parties at the following addresses:

     If to Distributor:     Company:        Skysite Comm. Corp
                                            ------------------------------------
                            Attention:      SUSAN LEWIS
                                            ------------------------------------
                            Address:        11500 Sherman Way, North Hollywood
                                            ------------------------------------
                                            CA 91605
                                            ------------------------------------
                            Telephone No.   818-759-7483
                                            ------------------------------------
                            Fax No.         818-759-6999
                                            ------------------------------------

                            Fed. Tax ID No. 95-4553968
                                            ------------------------------------

If to CUE:                  CUE Paging Corporation
                            Attention: President
                            5 Corporate Park
                            Irvine, California 92606
                            Fax No. (714) 833-9336


17. ASSIGNMENT. This Agreement and the rights granted may not be assigned or transferred in whole or in part by Distributor without prior written consent of CUE. This Agreement shall be binding upon and adhere to the benefit of the parties hereto and their approved successors and assigns.

18. SEVERABILITY. If any of the provisions contained in this Agreement are deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired hereby.

19.  MISCELLANEOUS. This Agreement, including all amendments, and schedules:

     (a) constitutes the entire Agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral. Any variation of this Agreement must be made in writing and signed by both CUE and Distributor;

     (b) except as expressly stated herein, is not intended to and shall not confer upon any other person any rights or remedies hereunder or otherwise with respect to the subject matter hereof; and

     (c) shall be governed by the laws of the State of California.

20. FORCE MAJEURE. CUE shall not be responsible for any delay (whether material or not) or failure in performance or other duties hereunder due to any occurrence commonly

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    known as force majeure, including, without limitation, acts of God, any governmental body (de jure or de facto) or public enemy, riots, embargoes, strikes, or other concerted acts of workmen (whether of CUE or others), casualties or accidents, deliveries or transportations and shortage of cars, trucks, fuel, power, labor, or materials, or any other causes, circumstances, or contingencies within or without the United States of America, whether of a similar or dissimilar nature to the foregoing, beyond CUE's control, wich prevent or hinder the transmission of Services or performance by CUE or any of its obligations hereunder.

    CUE shall give Distributor notice in the event of any one or more of the foregoing occurrences. Upon such notice, CUE may cancel or delay performance hereunder for so long as such performance is delayed by such occurrence or occurrences and in such event CUE shall have no liability to Distributor or its users.

21. PARTIES' STATUS. Distributor is an independent contractor. Neither party is authorized to act as an agent for, or legal representative of, the other party nor shall either party have authority to assume or create any obligation on behalf of, in the name of, or binding upon, the other party. Distributor shall not represent itself as an agent of CUE.

22. NON-EXCLUSIVE ARRANGEMENT. Distributor recognizes and agrees that CUE and its Affiliates will be marketing and providing the services to other Distributors and/or entities and directly to subscribers in the Services Area covered by this Agreement. CUE may, at its sole discretion, add other Distributors into such Services Area and directly solicit subscribers in such Service Area.

23. NON-CONFLICT. Distributor warrants that no obligation provided for herein is in conflict with any other contractual obligation of Distributor with any third party.

24. ARBITRATION. If during the term of this Agreement any dispute arises as to is interpretation or enforcement, the parties shall try to resolve the dispute in a good faith, expeditious and amicable manner. If the parties are unsuccessful, however, the parties waive all rights to litigation and agree to submit the dispute to binding arbitration under the rules and regulations of the American Arbitration Association. The site of the arbitration shall be CUE's offices in Irvine, California. Judgement shall be entered upon the arbitrator's award by petition to the appropriate court should award not be performed by the party against whom the award is rendered.

25. CONTROLLING DOCUMENT. THE TERMS AND CONDITIONS OF THIS AGREEMENT SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES INCLUDING PRIOR OR CONTEMPORANEOUS REPRESENTATIONS OF SALES REPRESENTATIVES OR OTHER CUE PERSONNEL; WHETHER ORAL OR WRITTEN, LATER-ISSUED PURCHASE ORDERS, ACCEPTANCES, CORRESPONDENCE AND SIMILAR DOCUMENTS. THE ONLY EXCEPTION ARE SUBSEQUENT AGREEMENTS EXECUTED ON CUE-STANDARD PRINTED FORMS WITHOUT CHANGE, OR SUBSEQUENT AGREEMENTS WHICH ARE AT VARIANCE WITH THIS AGREEMENT WHICH ARE MADE IN WRITING AND SIGNED BY A DULY AUTHORIZED OFFICER OF CUE AND A DULY AUTHORIZED OFFICER OF
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     DISTRIBUTOR AND WHICH ARE SPECIFICALLY DESIGNATED AS AN AMENDMENT HEREOF.

26. EFFECTIVE DATE. The effective date of this Agreement shall be the date of execution by CUE's authorized officer. This Agreement shall be of no effect prior to such execution.

27. TERM OF AGREEMENT. The term of this Agreement shall begin as of the Effective Date and shall be in effect for a period of five (5) years thereafter. This Agreement shall renew automatically for succeeding one (1) year periods unless either party gives at least ninety (90) days written notice prior to the expiration of the term hereof.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


                                        Skysite Communications Corp.

CUE PAGING CORPORATION                  "DISTRIBUTOR"


/s/ DAVID E. SCHREIMAN                  /s/ CHARLES C. MAYNARD
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Signature                               Signature


DAVID E. SCHREIMAN                      CHARLES C. MAYNARD
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Printed Name                            Printed Name


CHIEF FINANCIAL OFFICER                 CEO
---------------------------------       -----------------------------------
Title                                   Title


JAN. 26, 1998                           1/22/98
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Date                                    Date


                                        /s/ PHILIP A. KERNAN, JR.
                                        -----------------------------------
                                        Signature


                                        PHILIP A. KERNAN, JR.
                                        -----------------------------------
                                        Printed Name


                                        PRESIDENT
                                        -----------------------------------
                                        Title


                                        1/22/98
                                        -----------------------------------
                                        Date